EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of

Equitable Financial Life Insurance Company of America

Opinion on the Financial Statements

We have audited the financial statements, including the related notes and financial statement schedules, of Equitable Financial Life Insurance Company of America (the “Company”) as listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Amortization and Valuation of Deferred Policy Acquisition Costs (“DAC”) and Amortization of Unearned Revenue Reserves (“URR”) related to Variable and Interest Sensitive Life Products

As described in Note 2 to the financial statements, DAC represents acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business that are deferred, and future policy benefits and other policyholders’ liabilities includes URR, which represents policy charges for services to be provided in future periods that are deferred. A significant portion of the $917 million of DAC and $650 million of future policy benefits and other policyholders’ liabilities as of December 31, 2022, is associated with the variable and interest sensitive life products. DAC and URR associated with Universal Life and investment-type products are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The DAC amortization and valuation estimates and the URR amortization estimates for these products are determined using models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread.

The principal considerations for our determination that performing procedures relating to the amortization and valuation of DAC and amortization of URR related to variable and interest sensitive life products is a critical audit matter are (i) the significant judgment by management when determining the amortization and valuation estimates, (ii) a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the relevant models and significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread, and (iii) the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the amortization and valuation of DAC and the amortization of URR related to variable and interest sensitive life products, including controls over the relevant models and development of the significant assumptions. These procedures also included, among others, testing management’s process for determining the amortization and valuation estimates of DAC and amortization estimates of URR, which included (i) testing the completeness and accuracy of the historical data used by management to develop and update the significant assumptions, (ii) testing that significant assumptions are accurately reflected in the relevant models, and (iii) the use of professionals with specialized skill and knowledge to assist in evaluating the appropriateness of the relevant models and the reasonableness of the significant assumptions related to projected future separate account performance, mortality, contract persistency, and general account investment spread based on consideration of the Company’s experience, industry trends, and market conditions, as applicable.

/s/ PricewaterhouseCoopers LLP

Charlotte, North Carolina

March 1, 2023

We have served as the Company’s auditor since at least 1998. We have not been able to determine the specific year we began serving as auditor of the Company.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Balance Sheets

December 31, 2022 and 2021

	December 31,
	2022	2021
	(in millions, except share data)
ASSETS
Investments:
Fixed maturities available-for-sale, at fair value (amortized cost of $2,606 and $2,444) (allowance for credit losses of $0 and $0 )	$2,218	$2,572
Mortgage loans on real estate (net of allowance for credit losses of $0 and $0)	17	17
Policy loans	244	238
Other equity investments	19	23
Other invested assets	47	19

Total investments	2,545	2,869
Cash and cash equivalents	294	127
Deferred policy acquisition costs	917	637
Amounts due from reinsurers (allowance for credit losses of $0 and $0)	1,060	1,123
Current and deferred income taxes	40	17
Other assets	101	46
Separate Accounts assets	3,374	3,394

Total Assets	$8,331	$8,213

LIABILITIES
Policyholders’ account balances	$3,751	$3,504
Future policy benefits and other policyholders’ liabilities	650	457
Amounts due to reinsurers	112	117
Other liabilities	73	42
Separate Accounts liabilities	3,374	3,394

Total Liabilities	$7,960	$7,514

Commitments and contingent liabilities(1)

EQUITY
Common stock, $1.00 par value; 2,500,000 shares authorized, issued and outstanding	$3	$3
Additional paid-in capital	831	680
Accumulated deficit	(108)	(70)
Accumulated other comprehensive income (loss)	(355)	86

Total Equity	371	699

Total Liabilities and Equity	$8,331	$8,213

(1)	See Note 10 of the Notes to these Financial Statements for details of commitments and contingent liabilities.

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Income (Loss)

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	2022	2021	2020
	(in millions)
REVENUES
Policy charges and fee income	$299	$275	$261
Premiums	223	157	106
Net derivative gains (losses)	(17)	(1)	(16)
Net investment income (loss)	87	88	86
Investment gains (losses), net	(8)	4	1
Investment management and service fees	18	4	3
Other income	25	6	5

Total revenues	627	533	446

BENEFITS AND OTHER DEDUCTIONS
Policyholders’ benefits	300	239	184
Interest credited to policyholders’ account balances	90	82	90
Compensation and benefits	42	36	35
Commissions	90	76	58
Amortization of deferred policy acquisition costs	48	25	31
Other operating costs and expenses	103	102	87

Total benefits and other deductions	673	560	485

Income (loss) from continuing operations, before income taxes	(46)	(27)	(39)
Income tax (expense) benefit	8	7	29

Net income (loss)	$(38)	$(20)	$(10)

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Comprehensive Income (Loss)

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	2022	2021	2020
	(in millions)
COMPREHENSIVE INCOME (LOSS)
Net income (loss)	$(38)	$(20)	$(10)

Other comprehensive income (loss), net of income taxes:
Change in unrealized gains (losses), net of adjustments(1)	(441)	(50)	88

Other comprehensive income (loss), net of income taxes	(441)	(50)	88

Comprehensive income (loss)	$(479)	$(70)	$78

(1)	See Note 12 of the Notes to these Financial Statements for details of change in unrealized gains (losses), net of adjustments.

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Equity

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	Equity
	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Equity
	(in millions)
January 1, 2022	$3	$680	$(70)	$86	$699
Net income (loss)	—	—	(38)	—	(38)
Capital contribution from parent		150	—	—	150
Other comprehensive income (loss)	—	—	—	(441)	(441)
Other	—	1	—	—	1

December 31, 2022	$3	$831	$(108)	$(355)	$371

January 1, 2021	$3	$692	$(50)	$136	$781
Net income (loss)	—	—	(20)	—	(20)
Capital contribution from parent	—	50	—	—	50
Other comprehensive income (loss)	—	—	—	(50)	(50)
Dividend of AB Units to parent	—	(61)	—	—	(61)
Other	—	(1)	—	—	(1)

December 31, 2021	$3	$680	$(70)	$86	$699

January 1, 2020	$3	$403	$(40)	$48	$414
Net income (loss)	—	—	(10)	—	(10)
Capital contribution from parent	—	285	—	—	285
Other comprehensive income (loss)	—	—	—	88	88
Other	—	4	—	—	4

December 31, 2020	$3	$692	(50)	$136	$781

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Statements of Cash Flows

Years Ended December 31, 2022, 2021 and 2020

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Cash flows from operating activities:
Net income (loss)	$(38)	$(20)	$(10)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Interest credited to policyholders’ account balances	90	82	90
Policy charges and fee income	(299)	(275)	(261)
Net derivative (gains) losses	17	1	16
Dividend from AB Units	—	5	8
Equity in (income) loss from AB	—	(3)	(8)
Investment (gains) losses, net	8	(4)	(1)
Non-cash long-term incentive compensation expense	2	(2)	4
Amortization and depreciation	54	30	36
Changes in:
Reinsurance recoverable	(60)	(120)	(108)
Capitalization of deferred policy acquisition costs	(129)	(122)	(95)
Future policy benefits	32	24	17
Current and deferred income taxes	(8)	24	(28)
Other, net	(21)	(5)	(9)

Net cash provided by (used in) operating activities	$(352)	$(385)	$(349)

Cash flows from investing activities:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$274	$381	$200
Short-term investments	(1)	—	—
Other	1	2	—
Payment for the purchase/origination of:
Fixed maturities, available-for-sale	(437)	(647)	(620)
Other	(2)	—	—
Cash settlements related to derivative instruments, net	(153)	74	35
Other, net	(6)	(9)	(21)

Net cash provided by (used in) investing activities	$(324)	$(199)	$(406)

Cash flows from financing activities:
Policyholders’ account balances:
Deposits	$739	$637	$577
Withdrawals	(111)	(90)	(78)
Transfer (to) from Separate Accounts	65	(45)	34
Change in collateralized pledged liabilities	—	—	(11)
Cash contribution from parent company	150	50	285
Other, net	—	(2)	4

Net cash provided by (used in) financing activities	$843	$550	$811

Change in cash and cash equivalents	167	(34)	56
Cash and cash equivalents, beginning of year	127	161	105

Cash and cash equivalents, end of year	$294	$127	$161

Supplemental cash flow information:
Income taxes (refunded) paid	$—	$(31)	$(1)

See Notes to Financial Statements.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

Notes to Financial Statements

1)	ORGANIZATION

Equitable America’s primary business is providing annuity, life insurance and employee benefit products to both individuals and businesses. The Company is an indirect, wholly-owned subsidiary of Holdings. Equitable America is a stock life insurance company organized under the laws of Arizona.

2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The preparation of the accompanying financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

Financial results in the historical financial statements may not be indicative of the results of operations, comprehensive income (loss), financial position, equity or cash flows that would have been achieved had we operated as a separate, standalone entity during the reporting periods presented.

The years “2022”, “2021” and “2020” refer to the years ended December 31, 2022, 2021 and 2020, respectively.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASUs”) to the FASB Accounting Standards Codification (“ASC”). The Company considers the applicability and impact of all ASUs. ASUs listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of December 31, 2022, and as of the date of this filing. ASUs not listed below were assessed and determined to be either not applicable or not material.

Future Adoption of New Accounting Pronouncements

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters
ASU 2018-12: Financial Services — Insurance (Topic 944); ASU 2020-11: Financial Services — Insurance (Topic 944): Effective Date and Early Application

Description	Effective Date and Method of Adoption	Effect on the Financial Statement or Other Significant Matters

This ASU provides targeted improvements to existing recognition, measurement, presentation, and disclosure requirements for long-duration contracts issued by an insurance entity. The ASU primarily impacts four key areas, including:

1. Measurement of the liability for future policy benefits for traditional and limited payment contracts. The ASU requires companies to review, and if necessary, update cash flow assumptions at least annually for non-participating traditional and limited-payment insurance contracts. The ASU also prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts.

2. Measurement of MRBs. MRBs, as defined under the ASU, will encompass certain GMxB features associated with variable annuity products and other general account annuities with other than nominal market risk.

3. Amortization of deferred acquisition costs. The ASU simplifies the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins, requiring such balances to be amortized on a constant level basis over the expected term of the contracts.

4. Expanded footnote disclosures. The ASU requires additional disclosures including information about significant inputs, judgements, assumptions and methods used in measurement.

In November 2020, the FASB issued ASU 2020-11 which deferred the effective date of the amendments in ASU 2018-12 for all insurance entities. ASU 2018-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2022. Early adoption is allowed.

For the liability for future policyholder benefits for traditional and limited payment contracts, companies can elect one of two adoption methods. Companies can either elect a modified retrospective transition method applied to contracts in force as of the beginning of the earliest period presented on the basis of their existing carrying amounts, adjusted for the removal of any related amounts in AOCI or a full retrospective transition method using actual historical experience information as of contract inception. The same adoption method must be used for deferred policy acquisition costs.

For MRBs, the ASU should be applied retrospectively as of the beginning of the earliest period presented.

The Company has finalized key accounting policy decisions and executed the intended implementation plan including modifying actuarial valuation systems, modernizing key finance processes including data sourcing, analytical procedures and reporting, and updating internal controls. The Company is ready for adoption of the guidance as of January 1, 2023 using the modified retrospective approach, except for Market Risk Benefits (MRBs) which will use the full retrospective approach.

Based upon the modified retrospective transition method, the Company estimates that the January 1, 2021 transition date impact from LDTI adoption is an increase in total U.S. GAAP equity of $59 million. This is primarily due to removal of DAC and URR shadow adjustments. For full year 2021, U.S. GAAP net income under LDTI basis is estimated to be $65 million lower than the previously reported 2021 net income of ($20) million due to DAC and URR amortization changes. As of December 31, 2021, the impact on total equity is a decrease of approximately $51 million and in line with our prior estimates.

The U.S. GAAP net income for full year 2022 is estimated to be negative under LDTI. The impact is mostly driven by the DAC and URR updates to amortize DAC and URR on a constant level basis, remove amortization associated with unrealized gains or losses, and excluding future deferrals in the calculation of the DAC and URR balances.

Investments

The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in OCI, net of allowance for credit losses, policy related amounts and deferred income taxes. Prior to January 1, 2020, the amortized cost of fixed maturities was adjusted for impairments in value deemed to be other than temporary which were recognized in Investment gains (losses), net. With the adoption of the new Financial Instruments-Credit Losses standard, changes in credit losses are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include REITs, perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer. Effective January 1, 2021, the Company began classifying certain preferred stock as equity securities to better reflect the economics and nature of these securities. These preferred stock securities are reported in other equity investments.

The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment. The Company’s management, with the assistance of its investment advisors, evaluates AFS debt securities that experienced a decline in fair value below amortized cost for credit losses which are evaluated in accordance with the new financial instruments credit losses guidance effective January 1, 2020. The remainder of the unrealized loss related to other factors, if any, is recognized in OCI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company’s IUS Committee, of various indicators of credit deterioration to determine whether the investment security has experienced a credit loss. This assessment includes, but is not limited to, consideration of the severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, and the financial strength, liquidity and continued viability of the issuer.

The Company recognizes an allowance for credit losses on AFS debt securities with a corresponding adjustment to earnings rather than a direct write down that reduces the cost basis of the investment, and credit losses are limited to the amount by which the security’s amortized cost basis exceeds its fair value. Any improvements in estimated credit losses on AFS debt securities are recognized immediately in earnings. Management does not use the length of time a security has been in an unrealized loss position as a factor, either by itself or in combination with other factors, to conclude that a credit loss does not exist.

When the Company determines that there is more than 50% likelihood that it is not going to recover the principal and interest cash flows related to an AFS debt security, the security is placed on nonaccrual status and the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in a timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting allowance is recognized in income (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security at the date of acquisition. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Write-offs of AFS debt securities are recorded when all or a portion of a financial asset is deemed uncollectible. Full or partial write-offs are recorded as reductions to the amortized cost basis of the AFS debt security and deducted from the allowance in the period in which the financial assets are deemed uncollectible. The Company elected to reverse accrued interest deemed uncollectible as a reversal of interest income. In instances where the Company collects cash that it has previously written off, the recovery will be recognized through earnings.

Policy loans represent funds loaned to policyholders up to the cash surrender value of the associated insurance policies and are carried at the unpaid principal balances due to the Company from the policyholders. Interest income on policy loans is recognized in net investment income at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including U.S. government and agency securities, mortgage-backed securities, futures and forwards transactions, are reported in the financial statements on a trade-date basis.

Units in AB are carried on the equity method and reported in Other invested assets with equity in earnings reported in Net investment income (loss).

Derivatives

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include equity and interest rate futures and equity options, all of which may be exchange-traded or contracted in the OTC market. All derivative positions are carried in the balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Freestanding derivative contracts are reported in the balance sheets either as assets within “other invested assets” or as liabilities within “other liabilities.” The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk. All changes in the fair value of the Company’s freestanding derivative positions, including net receipts and payments, are included in “net derivative gains (losses)” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments and other contracts that contain “embedded” derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are “clearly and closely related” to the economic characteristics of the remaining component of the “host contract” and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the statements of income (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and the allowance for credit losses. The Company calculates the allowance for credit losses in accordance with the CECL model in order to provide for the risk of credit losses in the lending process.

Expected credit losses for loans with similar risk characteristics are estimated on a collective (i.e., pool) basis in order to meet CECL’s risk of loss concept which requires the Company to consider possibilities of loss, even if remote.

For collectively evaluated mortgages, the Company estimates the allowance for credit losses based on the amortized cost basis of its mortgages over their expected life using a PD / LGD model. The PD / LGD model incorporates the Company’s reasonable and supportable forecast of macroeconomic information over a specified period. The length of the reasonable and supportable forecast period is reassessed on a quarterly basis and may be adjusted as appropriate over time to be consistent with macroeconomic conditions and the environment as of the reporting date. For periods beyond the reasonable and supportable forecast period, the model reverts to historical loss information. The PD and LGD are estimated at the loan-level based on loans’ current and forecasted risk characteristics as well as macroeconomic forecasts. The PD is estimated using both macroeconomic conditions as well as individual loan risk characteristics including LTV ratios, DSC ratios, seasoning, collateral type, geography, and underlying credit. The LGD is driven primarily by the type and value of collateral, and secondarily by expected liquidation costs and time to recovery.

For individually evaluated mortgages, the Company continues to recognize a valuation allowance on the present value of expected future cash flows discounted at the loan’s original effective interest rate or on its collateral value.

The CECL model is configured to the Company’s specifications and takes into consideration the detailed risk attributes of each discrete loan in the mortgage portfolio which include, but are not limited to the following:

•	LTV ratio — Derived from current loan balance divided by the fair market value of the property. An LTV ratio in excess of 100% indicates an underwater mortgage.

•	DSC ratio — Derived from actual operating earnings divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

•	Occupancy — Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

•	Lease expirations — The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

•	Other — Any other factors such as maturity, borrower/tenant related issues, payment status, property condition, or current economic conditions may call into question the performance of the loan.

Mortgage loans that do not share similar risk characteristics with other loans in the portfolio are individually evaluated quarterly by the Company’s IUS Committee. The allowance for credit losses on these individually evaluated mortgages is a loan-specific reserve as a result of the loan review process that is recorded based on the present value of expected future cash flows discounted at the loan’s effective interest rate or based on the fair value of the collateral. The individually assessed allowance for mortgage loans can increase or decrease from period to period based on such factors.

Individually assessed loans may include, but are not limited to, mortgages that have deteriorated in credit quality such as a TDR and reasonably expected TDRs, mortgages for which foreclosure is probable, and mortgages which have been classified as “potential problem” or “problem” loans within the Company’s IUS Committee processes as described below.

Within the IUS process, commercial mortgages 60 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgage loans. Based on its monthly monitoring of mortgages, a class of potential problem mortgage loans are also identified, consisting of mortgage loans not currently classified as problem mortgage loans but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being modified. The decision whether to classify a performing mortgage loan as a potential problem involves judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

Individually assessed mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows.

Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is not probable. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan has been restructured to where the collection of interest is considered likely. The Company charges off loan balances and accrued interest that are deemed uncollectible.

The components of amortized cost for mortgage loans on the balance sheets excludes accrued interest amounts because the Company presents accrued interest receivables within other assets. Once mortgage loans are placed on nonaccrual status, the Company reverses accrued interest receivable against interest income. Since the nonaccrual policy results in the timely reversal of accrued interest receivable, the Company does not record an allowance for credit losses on accrued interest receivable.

Net Investment Income (Loss), Investment Gains (Losses), Net, and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the allowance for credit losses are included in investment gains (losses), net.

Unrealized investment gains (losses) on fixed maturities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, as are amounts attributable to insurance liability loss recognition, DAC and URR related to UL policies, and investment-type products.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any change in fair value of policyholders’ account balances and future policy benefits.

Fair Value of Financial Instruments

See Note 6 of the Notes to these Financial Statements for additional information regarding determining the fair value of financial instruments.

Recognition of Insurance Income and Related Expenses

Deposits related to UL and investment-type contracts are reported as deposits to policyholders’ account balances. Revenues from these contracts consist of fees assessed during the period against policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders’ account balances.

Premiums from traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from group health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

DAC

Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. In each reporting period, DAC amortization, net of the accrual of imputed interest on DAC balances, is recorded to amortization of deferred policy acquisition costs. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. The determination of DAC, including amortization and recoverability estimates, is based on models that involve numerous assumptions and subjective judgments, including those regarding policyholder behavior, surrender and withdrawal rates, mortality experience, and other inputs including financial market volatility and market rates of return.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves including URR net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

Amortization Policy

In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Accounts fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, changes in embedded derivatives and the reserve of products that have indexed features such as IUL and MSO, updated at the end of each accounting period.

When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in equity as of the balance sheet date.

A significant assumption in the amortization of DAC relates to projected future separate account performance. Management sets estimated future gross profit or assessment assumptions related to separate account performance using a long-term view of expected average market returns by applying a RTM approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. As of December 31, 2022, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (5.7% net of product weighted average Separate Accounts fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.7% net of product weighted average Separate Accounts fees) and 0.0% ((1.3)% net of product weighted average Separate Accounts fees), respectively. The maximum duration over which these rate limitations may be applied is five years. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated periodically to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

DAC associated with traditional life policies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in income (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies are subject to recoverability testing as part of the Company’s premium deficiency testing. If a premium deficiency exists, DAC are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

For some products, policyholders can elect to modify product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. These transactions are known as internal replacements. If such modification substantially changes the contract, the associated DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

Reinsurance

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as premiums ceded (assumed); and amounts due from reinsurers (amounts due to reinsurers) are established.

Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

Premiums, policy charges and fee income, and policyholders’ benefits include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other income or other operating costs and expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

For reinsurance contracts, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances relate to contracts or contract features where the Company has no significant insurance risk. This liability represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date.

For traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated policyholders’ fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.5% to 4.5% of life insurance liabilities and a rate of 0.3% for retained annuity liabilities.

Liabilities for unpaid claims and claim adjustment expenses are established for the Company’s employee benefits products which include the following Group products: long-term and short-term disability, life insurance, vision, dental, critical Illness, and accident. Unpaid claim and claim adjustment expenses consist of (i) claim reserves for known claims that are unpaid as of the balance sheet date; (ii) Incurred But Not Reported reserves for claims where the insured event occurred but has not yet been reported to the Company or the insured has not yet satisfied elimination period to be eligible for the benefits; and (iii) claim adjustment expense reserves for settling the claim run-out. The Company determines Incurred But Not Reported reserves and reviews the claim reserves for the long-term disability claims provided by a reinsurer managing the claims on the Company’s behalf. The claim adjustment expense reserves are set based on the Company’s anticipated cost associated with claim administration expenses on the run-out of business.

For long-term disability (“LTD”) the claim reserves for the reported claims are calculated as the present value of the net monthly LTD benefits (Social Security and other offsets may be estimated if unknown) and the best estimate probabilities of the claimant remaining disabled for a given benefit payment which are based on a termination rates table adjusted for experience. Should the offsets be estimated, they are estimated using the claimant’s salary, duration of disability and the probability of the offset award.

The disability termination rates vary based on the insured’s age at disability, gender, elimination period, the duration of disability, social security status and the number of months remaining in the benefit period. The rates account for the probabilities of both recovery and death. The reserves vary with plan provisions such as monthly benefit, offsets, own occupation period, benefit duration, cost of living adjustment (“COLA”), and minimum and maximum benefits. The discount rate assumptions for these liabilities are set annually and are based on projected investment returns for the asset portfolios. The interest rate is locked in for each claimant based on the year of disability.

For long-term disability, critical illness, and group accident the incurred but not reported reserves are determined using the expected loss ratio method, where the expected loss ratio is applied to the premiums to determine ultimate liabilities. For dental and vision the incurred but not reported reserves are determined using completion factors, where these factors complete paid-to-date claims to the ultimate liability based on past experience. For short-term disability and group life the incurred but not reported reserves are determined using a combination of expected loss ratio and completion factor methods.

The Company has issued and continues to offer certain variable annuity products with GMDB and/or contain a GMLB (collectively, the “GMxB features”) which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base.

Reserves for products that have GMIB features, but do not have no-lapse guarantee features, and products with GMDB features are determined by estimating the expected value of death or income benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (i.e., benefit ratio). The liability equals the current benefit ratio multiplied by cumulative assessments recognized to date, plus interest, less cumulative excess payments to date. These reserves are recorded within future policy benefits and other policyholders’ liabilities. The determination of this estimated liability is based on models that involve numerous assumptions and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding separate account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a RTM approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management’s estimates.

For products that have a GMIB feature with no-lapse guarantee rider (“GMIBNLG”), the GMIBNLG is considered an embedded derivative and are discussed further under (“Embedded and Freestanding Insurance Derivatives”).

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings. Premium deficiency reserves are recorded for the group single premium annuity business, certain interest-sensitive life contracts, structured settlements, individual disability income, major medical, and group business. At December 31, 2022 and 2021, the Company established premium deficiency reserves of $3 million and $10 million due to higher losses on our employee benefits products.

Additionally, in certain instances the policyholder liability for a particular line of business may not be deficient in the aggregate to trigger loss recognition, but the pattern of earnings may be such that profits are expected to be recognized in earlier years followed by losses in later years. This pattern of profits followed by losses has been exhibited in our VISL business and is generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. If needed, we accrue for these PFBL using a dynamic approach that changes over time as the projection of future losses change. As of December 31, 2022, no PFBL reserve was required.

URR primarily relates to the variable and universal life products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and are generally amortized over the expected life of the contract in proportion to the product’s estimated gross profits, consistent with DAC.

As a member of the FHLB, the Company has access to collateralized borrowings. Collateralized borrowings require the Company to pledge qualified mortgage-backed assets and/or government securities as collateral, and are reported in policyholders’ account balances in the balance sheets. The Company had no collateralized borrowings outstanding at December 31, 2022 or 2021.

Embedded and Freestanding Insurance Derivatives

Reserves for products considered either embedded or freestanding derivatives are measured at estimated fair value separately from the host variable annuity product, with changes in estimated fair value reported in net derivative gains (losses). The estimated fair values of these derivatives are determined based on the present value of projected future benefits minus the present value of projected future fees attributable to the guarantee. The projections of future benefits and future fees require capital markets and actuarial assumptions, including expectations concerning policyholder behavior. A risk-neutral valuation methodology is used under which the cash flows from the guarantees are projected under multiple capital market scenarios using observable risk-free rates.

Changes in the fair value of embedded and freestanding derivatives are reported in net derivative gains (losses). Embedded derivatives in direct contracts are reported in future policyholders’ benefits and other policyholders’ liabilities at fair value in the balance sheets.

Embedded derivatives fair values are determined based on the present value of projected future benefits minus the present value of projected future fees. At policy inception, a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits is attributed to the embedded derivative. The percentage of fees included in the fair value measurement is locked-in at inception. Fees above those amounts represent “excess” fees and are reported in policy charges and fee income.

Separate Accounts

Generally, Separate Accounts established under Arizona Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed separate accounts liabilities. Assets and liabilities of the Separate Account represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of policyholders, and for which the Company does not bear the investment risk. Separate Accounts assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to policyholders of such Separate Accounts are offset within the same line in the statements of income (loss).

Deposits to Separate Accounts are reported as increases in Separate Accounts assets and liabilities and are not reported in the statements of income (loss). Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

The Company reports the General Account’s interests in Separate Accounts as trading securities, at fair value in the balance sheets.

Income Taxes

The Company files as part of a consolidated Federal income tax return. The Company provides for federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

Recognition of Investment Management and Service Fees

Reported as investment management and service fees in the Company’s statements of income (loss) are administrative fees earned by the Company related to administrative services provided to EIMG and EIM related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. Accordingly, these administrative service base fees are recorded over time as services are performed and entitle the Company to variable consideration. Base fees, generally calculated as a percentage of AUM, are recognized as revenue at month-end when the transaction price no longer is variable and the value of the consideration is determined. These fees are not subject to claw back and there is minimal probability that a significant reversal of the revenue recorded will occur.

Amounts for the years ended December 31, 2021 and 2020 were previously reported in other income and have been reclassified to conform with current year presentation.

Assumption Updates and Model Changes

The Company conducts its annual review of its assumptions and models during the third quarter of each year. The annual review encompasses assumptions underlying the valuation of unearned revenue liabilities, embedded derivatives for our insurance business, liabilities for future policyholder benefits, DAC and DSI assets.

However, the Company updates its assumptions as needed in the event it becomes aware of economic conditions or events that could require a change in assumptions that it believes may have a significant impact to the carrying value of product liabilities and assets and consequently materially impact its earnings in the period of the change.

Impact of Assumption Updates

The net impact of assumption changes during 2022 decreased policy charges and fee income by $7 million, decreased policyholders’ benefits by $10 million, and decreased amortization of DAC by $14 million. This resulted in an increase in income (loss) from operations, before income taxes of $17 million and increased net income (loss) by $13 million.

The net impact of assumption changes during 2021 increased policy charges and fee income by $2 million, increased policyholders’ benefits by $10 million, and increased amortization of DAC by $4 million. This resulted in a decrease in income (loss) from operations, before income taxes of $12 million and decreased net income (loss) by $9 million.

The net impact of assumption changes during 2020 decreased policy charges and fee income by $9 million, decreased policyholders’ benefits by $1 million, and increased amortization of DAC by $8 million. This resulted in a decrease in income (loss) from operations, before income taxes of $16 million and decreased net income (loss) by $13 million. The 2020 impacts related to assumption updates were primarily driven by the first quarter updates.

Model Changes

There were no material model changes during the year ended December 31, 2022 or 2020.

The Company updated its models in the third quarter of 2021 to better reflect our crediting rate strategy on indexed universal life products. This resulted in an increase in income (loss) from operations, before income taxes of $21 million and increased net income (loss) by $17 million.

Revision of Previously Issued Financial Statements

The Company identified an error in its previously issued financial statements specifically related to the amortization of the cost of reinsurance asset. The impact of this error to prior periods’ financial statements was not considered to be material. In addition, during 2022 we identified an error in previously issued financial statements specifically related to the preparation of the statement of cash flows. In order to improve the consistency and comparability of the financial statements, management revised the financial statements to include the revisions discussed herein. The impact of the errors to prior periods’ financial statements was not considered to be material. See Note 17 of the Notes to these Financial Statements for details of the revision.

Out of Period Adjustments

During the three months ended December 31, 2022, the Company recorded out of period adjustments resulting in an aggregate decrease of $7 million to Income (loss) from continuing operations, before income taxes. These adjustments relate to understated expenses and overstated revenue in prior quarters of 2022, and were not material to any prior period.

3)	INVESTMENTS

Fixed Maturities AFS

The components of fair value and amortized cost for fixed maturities classified as AFS on the balance sheets excludes accrued interest receivable because the Company elected to present accrued interest receivable within other assets. Accrued interest receivable on AFS fixed maturities as of December 31, 2022 and 2021 was $23 million and $20 million, respectively. There was no accrued interest written off for AFS fixed maturities for the years ended December 31, 2022, 2021 and 2020.

The following tables provide information relating to the Company’s fixed maturities classified as AFS.

AFS Fixed Maturities by Classification

	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
December 31, 2022:
Fixed Maturities:
Corporate(1)	$2,417	$—	$—	$359	$2,058
U.S. Treasury, government and agency	14	—	—	—	14
States and political subdivisions	43	—	—	9	34
Residential mortgage-backed	8	—	—	2	6
Asset-backed(2)	43	—	—	2	41
Commercial mortgage-backed	81	—	—	16	65

Total at December 31, 2022	$2,606	$—	$—	$388	$2,218

December 31, 2021:
Fixed Maturities:
Corporate(1)	$2,237	$—	$135	$10	$2,362
U.S. Treasury, government and agency	66	—	1	1	66
States and political subdivisions	31	—	3	—	34
Asset-backed(2)	30	—	—	—	30
Commercial mortgage-backed	80	—	—	—	80

Total at December 31, 2021	$2,444	$—	$139	$11	$2,572

(1)	Corporate fixed maturities include both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities. and other asset types.

The contractual maturities of AFS fixed maturities as of December 31, 2022 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Contractual Maturities of AFS Fixed Maturities

	Amortized Cost (Less Allowance for Credit Losses)	Fair Value
	(in millions)
December 31, 2022:
Contractual maturities:
Due in one year or less	$54	$53
Due in years two through five	525	502
Due in years six through ten	917	803
Due after ten years	978	748

Subtotal	2,474	2,106
Residential mortgage-backed	8	6
Asset-backed	43	41
Commercial mortgage-backed	81	65

Total at December 31, 2022	$2,606	$2,218

The following table shows proceeds from sales, gross gains (losses) from sales and allowance for credit losses for AFS fixed maturities for the years ended December 31, 2022, 2021 and 2020:

Proceeds from Sales, Gross Gains (Losses) from Sales and Allowance for Credit and Intent to Sell Losses for AFS Fixed Maturities

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Proceeds from sales	$184	$302	$153

Gross gains on sales	$—	$8	$5

Gross losses on sales	$(8)	$(4)	$(4)

Net (increase) decrease in Allowance for Credit and Intent to Sell losses	$—	$—	$—

The following table sets forth the amount of credit loss impairments on AFS fixed maturities held by the Company at the dates indicated and the corresponding changes in such amounts.

AFS Fixed Maturities — Credit and Intent to Sell Loss Impairments

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Balance, beginning of period	$2	$2	$2
Previously recognized impairments on securities that matured, paid, prepaid or sold	(2)	—	—
Recognized impairments on securities impaired to fair value this period (1)	—	—	—
Credit losses recognized this period on securities for which credit losses were not previously recognized	—		—
Additional credit losses this period on securities previously impaired	—	—	—
Increases due to passage of time on previously recorded credit losses	—	—	—
Accretion of previously recognized impairments due to increases in expected cash flows (for OTTI securities 2019 and prior)	—	—	—

Balance at December 31,	$—	$2	$2

(1)

Represents circumstances where the Company determined in the current period that it intends to sell the security, or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

The tables that follow below present a roll-forward of net unrealized investment gains (losses) recognized in AOCI.

Net Unrealized Gains (Losses) on AFS Fixed Maturities

	Net Unrealized Gains (Losses) on Investments	DAC	Policyholders’ Liabilities	Deferred Income Tax Asset (Liability)	AOCI Gain (Loss) Related to Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, January 1, 2022	$128	$(46)	$28	$(24)	$86
Net investment gains (losses) arising during the period	(524)	—	—	—	(524)
Reclassification adjustment:
Included in net income (loss)	8	—	—	—	8
Other(1)	—	—	—	(81)	(81)
Impact of net unrealized investment gains (losses)	—	199	(139)	96	156

Net unrealized investment gains (losses) excluding credit losses	(388)	153	(111)	(9)	(355)
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2022	$(388)	$153	$(111)	$(9)	$(355)

Balance, January 1, 2021	$248	$(111)	$37	$(36)	$138
Net investment gains (losses) arising during the period	(114)	—	—	—	(114)
Reclassification adjustment:
Included in net income (loss)	(4)	—	—	—	(4)
Other	(2)	—	—	—	(2)
Impact of net unrealized investment gains (losses)	—	65	(9)	12	68

Net unrealized investment gains (losses) excluding credit losses	128	(46)	28	(24)	86
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2021	$128	$(46)	$28	$(24)	$86

Balance, January 1, 2020	$101	$(53)	$12	$(12)	$48
Net investment gains (losses) arising during the period	148	—	—	—	148
Reclassification adjustment:
Included in net income (loss)	(1)	—	—	—	(1)
Impact of net unrealized investment gains (losses)	—	(58)	25	(24)	(57)

Net unrealized investment gains (losses) excluding credit losses	248	(111)	37	(36)	138
Net unrealized investment gains (losses) with credit losses	—	—	—	—	—

Balance, December 31, 2020	$248	$(111)	$37	$(36)	$138

(1)	Reflects $81 million of a Deferred Tax Asset valuation allowance recorded during the fourth quarter of 2022. See Note 11 of the Notes to the Financial Statements for additional details.

The following tables disclose the fair values and gross unrealized losses of the 845 issues as of December 31, 2022 and the 119 issues as of December 31, 2021 that are not deemed to have credit losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

AFS Fixed Maturities in an Unrealized Loss Position for Which No Allowance Is Recorded

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in millions)
December 31, 2022:
Fixed Maturities:
Corporate	$1,446	$159	$590	$200	$2,036	$359
States and political subdivisions	19	4	13	5	32	9
Residential mortgage-backed	2	—	4	2	6	2
Asset-backed	35	1	6	1	41	2
Commercial mortgage-backed	5	1	60	15	65	16

Total at December 31, 2022	$1,507	$165	$673	$223	$2,180	$388

December 31, 2021:
Fixed Maturities:
Corporate	$243	$4	$111	$6	$354	$10
U.S. Treasury, government and agency	45	1	2	—	47	1

Total at December 31, 2021	$288	$5	$113	$6	$401	$11

The Company’s investments in fixed maturities do not include concentrations of credit risk of any single issuer greater than 10% of the equity of the Company, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.2% of total corporate securities. The largest exposures to a single issuer of corporate securities held as of December 31, 2022 and 2021 were $24 million and $27 million, respectively, representing 6.4% and 3.8% of the equity of the Company.

Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the NAIC designation of 3 (medium investment grade), 4 or 5 (below investment grade) or 6 (in or near default). As of December 31, 2022 and 2021, respectively, approximately $4 million and $10 million, or 0.2% and 0.4%, of the $2.6 billion and $2.4 billion aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had no gross unrealized losses as of December 31, 2022 and 2021.

As of December 31, 2022 and 2021, respectively, the $223 million and $6 million of gross unrealized losses of twelve months or more were concentrated in corporate securities. In accordance with the policy described in Note 2 of the Notes to these Financial Statements, the Company concluded that an allowance for credit losses for these securities was not warranted at either December 31, 2022 or December 31, 2021. As of December 31, 2022 and 2021, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

Based on the Company’s evaluation both qualitatively and quantitatively of the drivers of the decline in fair value of fixed maturity securities as of December 31, 2022, the Company determined that the unrealized loss was primarily due to increases in interest rates and credit spreads.

Mortgage Loans on Real Estate

The Company held two commercial mortgage loans with a carrying value of $17 million at December 31, 2022 and 2021. The loans were issued prior to 2017 for apartment complex properties located in the Mid-Atlantic region. The loans were current as of December 31, 2022 and 2021 with LTV ratios between 0%-50% and DSC ratios of 2.0x or greater.

Accrued interest receivable as of December 31, 2022 and 2021 was $0 million and no accrued interest was written off for the years ended December 31, 2022, 2021 and 2020. The allowance for credit losses was $0 million as of December 31, 2022 and 2021, with a change of $0 million for the periods ended.

As of December 31, 2022 and 2021, the Company had no loans for which foreclosure was probable included within the individually assessed mortgage loans, and accordingly had no associated allowance for credit losses.

Equity Securities

The table below presents a breakdown of unrealized and realized gains and (losses) on equity securities during the years ended December 31, 2022 and 2021. There were no unrealized or realized gains and (losses) on equity securities during the year ended December 31, 2020.

Unrealized and Realized Gains (Losses) from Equity Securities

	Year Ended December 31,
	2022	2021
	(in millions)
Net investment gains (losses) recognized during the period on securities held at the end of the period	$(3)	$2
Net investment gains (losses) recognized on securities sold during the period	—	—

Unrealized and realized gains (losses) on equity securities	$(3)	$2

Net Investment Income (Loss)

The following table breaks out net investment income (loss) by asset category:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Fixed maturities	$88	$83	$74
Mortgage loans on real estate	1	1	1
Other equity investments	(2)	1	3
Policy loans	4	3	3
Equity in income (loss) from AB	—	3	8
Other investment income	1	—	—

Gross investment income (loss)	92	91	89
Investment expenses	(5)	(3)	(3)

Net investment income (loss)	$87	$88	$86

Investment Gains (Losses), Net

Investment gains (losses), net including changes in the valuation allowances and credit losses are as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Fixed maturities	$(8)	$4	$1

Investment gains (losses), net	$(8)	$4	$1

4)	DERIVATIVES

The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a “Derivative Use Plan” approved by applicable states’ insurance law. The Company does not designate any derivatives as hedge accounting. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts can be used in these hedging programs, including exchange traded equity and interest rate futures contracts as well as equity options. The derivative contracts are collectively managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in capital markets.

Derivatives Utilized to Hedge Exposure to Variable Annuities with Guarantee Features

The Company has issued and continues to offer variable annuity products with GMxB features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders’ account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB, in the event of annuitization, being higher than what accumulated policyholders’ account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with products that have a GMxB derivative features liability is that under-performance of the financial markets could result in the GMxB derivative features’ benefits being higher than what accumulated policyholders’ account balances would support.

For GMxB features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual experience versus expected actuarial assumptions for mortality, lapse and surrender, withdrawal and policyholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMxB features that result from financial markets movements.

Derivatives Utilized to Hedge Crediting Rate Exposure on SCS, MSO and IUL Products/Investment Options

The Company hedges crediting rates in the SCS, MSO in the variable life insurance products and IUL insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers, thereby substantially reducing any exposure to market-related earnings volatility.

The tables below present quantitative disclosures about the Company’s derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments:

The following table presents the gross notional amount and estimated fair value of the Company’s derivatives:

Derivative Instruments by Category

	December 31, 2022			December 31, 2021
	Fair Value			Fair Value
	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
	(in millions)
Derivatives:(1)
Equity contracts:
Futures	$394	$—	$—	$295	$—	$—
Options	209	34	16	59	8	5
Interest rate contracts:
Futures	282	—	—	120	—	—
Other contracts:
Margin	—	29	—	—	18	—
Collateral	—	—	3	—	—	3

Total:	885	63	19	474	26	8

Embedded derivatives:
GMxB derivative features liability(2)	—	—	(8)	—	—	—
MSO, SCS and IUL indexed features(3)	—	—	87	—	—	132

Total embedded derivatives	—	—	79	—	—	132

Total derivative instruments	$885	$63	$98	$474	$26	$140

(1)	Reported in other invested assets in the balance sheets.
(2)	Reported in future policy benefits and other policyholders’ liabilities in the balance sheets.
(3)	Reported in policyholders’ account balances in the balance sheets.

The following table presents the effects of derivative instruments on the statements of income and comprehensive income (loss).

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020
	Net Derivatives Gain(Losses)	Net Derivatives Gain(Losses)	Net Derivatives Gain(Losses)
	(in millions)
Derivatives:
Equity contracts:
Futures	$(84)	$68	$25
Options	(3)	3	3
Interest rate contracts:
Futures	(43)	1	—

Total:	(130)	72	28

GMxB derivative features liability	14	—	—
MSO, SCS and IUL indexed features	99	(73)	(44)

Total Embedded Derivatives	113	(73)	(44)

Total Derivatives instruments(1)	$(17)	$(1)	$(16)

(1)	Reported in net derivative gains (losses) in the statements of income (loss).

Equity-Based and Treasury Futures Contracts Margin

All outstanding equity-based futures contracts as of December 31, 2022 and 2021 are exchange-traded and net settled daily in cash. As of December 31, 2022 and 2021, respectively, the Company had open exchange-traded futures positions on: (i) the S&P 500, Nasdaq, Russell 2000 and Emerging Market indices, having initial margin requirements of $22 million and $14 million and (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $10 million and $3 million.

Collateral Arrangements

The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. As of December 31, 2022 and 2021, respectively, the Company held $3 million and $3 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. The unrestricted cash collateral is reported in other invested assets. The Company posted collateral of $0 million and $0 million as of December 31, 2022 and 2021, respectively, in the normal operation of its collateral arrangements. The Company is exposed to losses in the event of non-performance by counterparties to financial derivative transactions with a positive fair value. The Company manages credit risk by: (i) entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties governed by master netting agreements, as applicable; (ii) trading through central clearing and OTC parties; (iii) obtaining collateral, such as cash and securities, when appropriate; and (iv) setting limits on single party credit exposures which are subject to periodic management review.

Substantially all of the Company’s derivative agreements have zero thresholds which require daily full collateralization by the party in a liability position. In addition, certain of the Company’s derivative agreements contain credit-risk related contingent features; if the credit rating of one of the parties to the derivative agreement is to fall below a certain level, the party with positive fair value could request termination at the then fair value or demand immediate full collateralization from the party whose credit rating fell and is in a net liability position.

As of December 31, 2022, there were no net liability derivative positions with counterparties with credit risk-related contingent features whose credit rating has fallen. All derivatives have been appropriately collateralized by the Company or the counterparty in accordance with the terms of the derivative agreements.

The following tables present information about the Company’s offsetting of financial assets and liabilities and derivative instruments as of December 31, 2022 and 2021:

Offsetting of Financial Assets and Liabilities and Derivative Instruments

As of December 31, 2022

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$63	$18	$45	$—	$45
Other financial assets	2	—	2	—	2

Other invested assets	$65	$18	$47	$—	$47

Liabilities:
Derivative liabilities	$19	$18	$1	$—	$1
Other financial liabilities	72	—	72	—	72

Other liabilities	$91	$18	$73	$—	$73

(1)	Financial instruments sent (held).

As of December 31, 2021

	Gross Amount Recognized	Gross Amount Offset in the Balance Sheets	Net Amount Presented in the Balance Sheets	Gross Amount not Offset in the Balance Sheets(1)	Net Amount
	(in millions)
Assets:
Derivative assets	$26	$8	$18	$—	$18
Other financial assets	1	—	1	—	1

Other invested assets	$27	$8	$19	$—	$19

Liabilities:
Derivative liabilities	$8	$8	$—	$—	$—
Other financial liabilities	42	—	42	—	42

Other liabilities	$50	$8	$42	$—	$42

(1)	Financial instruments sent (held).

5)	DAC

Changes in the DAC asset for the years ended December 31, 2022, 2021 and 2020 were as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Balance, beginning of year	$637	$477	$471
Capitalization of commissions, sales and issue expenses	129	122	95
Amortization:
Impact of assumptions updates and model changes	14	(4)	(8)
All other	(62)	(21)	(23)

Total amortization	(48)	(25)	(31)
Change in unrealized investment gains and losses	199	63	(58)

Balance, end of year	$917	$637	$477

6)	FAIR VALUE DISCLOSURES

U.S. GAAP establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3	Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company’s entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Fair value measurements are required on a non-recurring basis for certain assets only when an impairment or other events occur. As of December 31, 2022 and 2021, no assets or liabilities were required to be measured at fair value on a non-recurring basis.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis are summarized below.

Fair Value Measurements as of December 31, 2022

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$2,040	$18	$2,058
U.S. Treasury, government and agency	—	14	—	14
States and political subdivisions	—	34	—	34
Residential mortgage-backed	—	6	—	6
Asset-backed(2)	—	41	—	41
Commercial mortgage-backed	—	65	—	65

Total fixed maturities, AFS	—	2,200	18	2,218
Other equity investments	—	19	—	19
Other invested assets:
Options	—	18	—	18

Total other invested assets	—	18	—	18
Cash equivalents	272	—	—	272
Separate Accounts assets(3)	3,367	7	—	3,374

Total Assets	$3,639	$2,244	$18	$5,901

Liabilities:
GMxB derivative features’ liability	$—	$—	$(8)	$(8)
MSO and IUL indexed features’ liability	—	87	—	87

Total Liabilities	$—	$87	$(8)	$79

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.
(3)	Separate Accounts assets included in the fair value hierarchy exclude investments not fair valued including other assets of $1 million.

Fair Value Measurements as of December 31, 2021

	Level 1	Level 2	Level 3	Total
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate(1)	$—	$2,351	$11	$2,362
U.S. Treasury, government and agency	—	66	—	66
States and political subdivisions	—	34	—	34
Asset-backed(2)	—	30	—	30
Commercial mortgage-backed	—	80	—	80

Total fixed maturities, AFS	—	2,561	11	2,572
Other equity investments	—	23	—	23
Options	—	3	—	3

Total other invested assets	—	3	—	3
Cash equivalents	107	—	—	107
Separate Accounts assets	3,384	7	—	3,391

Total Assets	$3,491	$2,594	$11	$6,096

Liabilities:
GMxB derivative features’ liability	$—	$—	$—	$—
MSO and IUL indexed features’ liability	—	132	—	132

Total Liabilities	$—	$132	$—	$132

(1)	Corporate fixed maturities includes both public and private issues.
(2)	Includes credit-tranched securities collateralized by sub-prime mortgages, credit risk transfer securities and other asset types.

Public Fixed Maturities

The fair values of the Company’s public fixed maturities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs.

Private Fixed Maturities

The fair values of the Company’s private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

Freestanding Derivative Positions

The net fair value of the Company’s freestanding derivative positions as disclosed in Note 4 of the Notes to these Financial Statements are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the OTC derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

Level Classifications of the Company’s Financial Instruments

Financial Instruments Classified as Level 1

Investments classified as Level 1 primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less and are carried at cost as a proxy for fair value measurement due to their short-term nature.

Financial Instruments Classified as Level 2

Investments classified as Level 2 are measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security’s duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. The Company’s AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

Certain Company products, such as IUL and the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have one, three, five or six year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g., holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on data obtained from independent valuation service providers.

Financial Instruments Classified as Level 3

The Company’s investments classified as Level 3 primarily include corporate debt securities, such as private fixed maturities and asset-backed securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification are fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data.

The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMIB NLG feature allows the policyholder to receive guaranteed minimum lifetime annuity payments based on predetermined annuity purchase rates applied to the contract’s benefit base if and when the contract account value is depleted and the NLG feature is activated.

The valuations of the GMxB derivative features liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and equity projections of Separate Account funds. The credit risk of the Company is considered in determining the fair values of its GMxB derivative features liability positions. Incremental adjustment to the U.S. Treasury curve for non-performance risk is made to the fair values of the liabilities and GMIB NLG feature to reflect the claims-paying ratings of the Company. Equity and fixed income volatilities were modeled to reflect current market volatilities. Due to the unique, long duration of the GMIB NLG feature, adjustments were made to the equity volatilities to remove the illiquidity bias associated with the longer tenors and risk margins were applied to the non-capital markets inputs to the GMIB NLG valuations.

Lapse rates are adjusted at the contract level based on a comparison of the actuarial calculated guaranteed values and the current policyholder account value, which include other factors such as considering surrender charges. Generally, lapse rates are assumed to be lower in periods when a surrender charge applies. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. For valuing the embedded derivative, lapse rates vary throughout the period over which cash flows are projected.

Transfers of Financial Instruments Between Levels 2 and 3

During the year ended December 31, 2022, there were $5 million AFS fixed maturities transferred out of Level 3 and into Level 2 and no AFS fixed maturities transferred out of Level 2 and into Level 3. These transfers in the aggregate represent approximately 1.3% of total equity as of December 31, 2022.

During the year ended December 31, 2021, there were no AFS fixed maturities transferred from Level 2 into Level 3 classification and no AFS fixed maturities transferred from Level 3 into Level 2.

The tables below present reconciliations for all Level 3 assets and liabilities and changes in unrealized gains (losses) for the years ended December 31, 2022, 2021 and 2020, respectively.

Level 3 Instruments — Fair Value Measurements

	Corporate	GMxB Derivative Features Liability
	(in millions)
Balance, January 1, 2022	$11	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—
Net derivative gains (losses)(1)	—	14

Total realized and unrealized gains (losses)	—	14
Other comprehensive income (loss)	(1)	—
Purchases	14	(6)
Sales	(1)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(5)	—

Balance, December 31, 2022	$18	$8

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$14

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$(1)	$—

	Corporate	GMxB Derivative Features Liability
(in millions)
Balance, January 1, 2021	$14	$—
Realized and unrealized gains (losses), included in Net income (loss) as:
Investment gains (losses), reported in net investment income	—	—
Net derivative gains (losses)(1)	—	—

Total realized and unrealized gains (losses)	—	—
Other comprehensive income (loss)	—	—
Purchases	1	—
Sales	(4)	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2021	$11	$—

Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period	$—	$—

Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period	$—	$—

Balance, January 1, 2020	$10	$—
Total gains (losses), realized and unrealized, included in:
Net income (loss) as:
Net investment income (loss)	—	—
Investment gains (losses), net	—	—

Subtotal	—	—
Other comprehensive income (loss)	—	—
Purchases	—	—
Sales	(1)	—
Transfers into Level 3(1)	5	—
Transfers out of Level 3(1)	—	—

Balance, December 31, 2020	$14	$—

Balance, Change in unrealized gains or losses for the period included in earnings for instruments held at the end of the reporting period.	$—	$—

Balance, Change in unrealized gains or losses for the period included in other comprehensive income for instruments held at the end of the reporting period.	$—	$—

(1)	Transfers into/out of the Level 3 classification are reflected at beginning-of-period fair values.

Quantitative and Qualitative Information about Level 3 Fair Value Measurements

The following tables disclose quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2022 and 2021, respectively.

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2022

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$4	Matrix pricing model	Spread over Benchmark	245 bps - 245 bps	245 bps

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Liabilities:
GMxB Derivative Features Liability	$(8)	Discounted cash flow	Lapse rates Withdrawal Rates Annuitization Non-performance risk (bps Mortality: Ages 0-40 Ages 41-60 Ages 61-115)	0.75% - 35.42% 0.20% - 1.24% 0.04% - 100.00% 147 bps 0.01% - 0.17% 0.06% - 0.52% 0.32% - 40.00%	5.99% 0.91% 2.92% 147 bps 1.00% (same for all ages) (same for all ages)

Quantitative Information about Level 3 Fair Value Measurements as of December 31, 2021

	Fair Value	Valuation Technique	Significant Unobservable Input	Range	Weighted Average
	(in millions)
Assets:
Investments:
Fixed maturities, AFS:
Corporate	$9	Matrix pricing model	Spread over benchmark	70 bps - 145 bps	104 bps

Level 3 Financial Instruments for which Quantitative Inputs are Not Available

Certain Privately Placed Debt Securities with Limited Trading Activity

Excluded from the tables above as of December 31, 2022 and 2021, respectively, are approximately $14 million and $2 million of Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. These investments primarily consist of certain privately placed debt securities with limited trading activity, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company’s reporting significantly higher or lower fair value measurements for these Level 3 investments.

•	The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

GMxB Derivative Features Liability

Significant unobservable inputs with respect to the fair value measurement of the Level 3 liabilities identified in the table above are developed using Company data.

Fair value measurement of the GMIB liabilities includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset and liabilities.

The significant unobservable inputs used in the fair value measurement of the Company’s GMIB NLG liability are lapse rates, withdrawal rates, GMIB utilization rates, adjustment for non-performance risk and NLG forfeiture rates. NLG forfeiture rates are caused by excess withdrawals above the annual GMIB accrual rate that cause the NLG to expire. Significant decreases in lapse rates, NLG forfeiture rates, adjustment for non-performance risk and GMIB utilization rates would tend to increase the GMIB NLG liability, while decreases in withdrawal rates and volatility rates would tend to decrease the GMIB NLG liability.

Carrying Value of Financial Instruments Not Otherwise Disclosed in Note 3 and Note 4 of Notes to Financial Statements

The carrying values and fair values as of December 31, 2022 and 2021 for financial instruments not otherwise disclosed in Note 3 and Note 4 of the Notes to these Financial Statements are presented in the table below.

Carrying Values and Fair Values for Financial Instruments Not Otherwise Disclosed

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
	(in millions)
December 31, 2022:
Mortgage loans on real estate	$17	$—	$—	$15	$15
Policy loans	$244	$—	$—	$248	$248
Policyholders’ liabilities: Investment contracts	$115	$—	$—	$106	$106
December 31, 2021:
Mortgage loans on real estate	$17	$—	$—	$18	$18
Policy loans	$238	$—	$—	$292	$292
Policyholders’ liabilities: Investment contracts	$120	$—	$—	$124	$124

Mortgage Loans on Real Estate

Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived based on the appropriate U.S. Treasury rate with a like term to the remaining term of the loan to which a spread reflective of the risk premium associated with the specific loan is added. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

Policy Loans

The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. Treasury yield curve and historical loan repayment patterns.

Policyholder Liabilities—Investment Contracts

The fair values for deferred annuities and certain annuities, which are included in policyholders’ account balances and liabilities for investment contracts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as the Company’s association plans contracts, supplementary contracts not involving life contingencies, Access Accounts and Escrow Shield Plus product reserves are held at book value.

Financial Instruments Exempt from Fair Value Disclosure or Otherwise Not Required to be Disclosed

Exempt from Fair Value Disclosure Requirements

Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees.

7)	INSURANCE LIABILITIES

Variable Annuity Contracts — GMDB and GMIB Features

The Company has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

•	Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

•	Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

•	Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

•	Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include an annual reset.

Liabilities for Variable Annuity Contracts with GMDB and GMIB Features without NLG Rider Feature

The change in the liabilities for variable annuity contracts with GMDB and GMIB features and without a NLG feature are summarized in the tables below. The amounts for the direct contracts (before reinsurance ceded) and assumed contracts are reflected in the balance sheets in future policy benefits and other policyholders’ liabilities. The amounts for the ceded contracts are reflected in the balance sheets in amounts due from reinsurers.

Change in Liability for Variable Annuity Contracts with GMDB and GMIB Features and No NLG Feature

Years Ended December 31, 2022, 2021 and 2020

	GMDB		GMIB
	Direct	Ceded	Direct	Ceded
	(in millions)
Balance, January 1, 2020	$5	$(5)	$2	$(2)
Paid guarantee benefits	—	—	—	—
Other changes in reserve	(1)	1	(1)	1

Balance, December 31, 2020	4	(4)	1	(1)
Paid guarantee benefits	—	—	—	—
Other changes in reserve	1	(1)	—	—

Balance, December 31, 2021	5	(5)	1	(1)
Paid guarantee benefits	(1)	—	—	—
Other changes in reserve	1	—	1	—

Balance, December 31, 2022	$5	$(5)	$2	$(1)

Liabilities for Embedded and Freestanding Insurance Related Derivatives

The liability for the GMxB derivative features and the liability for MSO and IUL indexed features are considered embedded or freestanding insurance derivatives and are reported at fair value. For the fair value of the assets and liabilities associated with these embedded or freestanding insurance derivatives, see Note 6 of the Notes to these Financial Statements.

Account Values and Net Amount at Risk

Account Values and NAR for direct variable annuity contracts in force with GMDB and GMIB features as of December 31, 2022 are presented in the following tables by guarantee type. For contracts with the GMDB feature, the NAR in the event of death is the amount by which the GMDB feature exceeds the related Account Values. For contracts with the GMIB feature, the NAR in the event of annuitization is the amount by which the present value of the GMIB benefits exceed the related Account Values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB features may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive.

Direct Variable Annuity Contracts with GMDB and GMIB Features as of December 31, 2022

	Guarantee Type
	Return of Premium	Ratchet	Roll-Up	Combo	Total
	(in millions, except age and interest rate)
Variable annuity contracts with GMDB features
Account Values invested in:
General Account	$44	$1	$—	$—	$45
Separate Accounts	560	136	—	—	696

Total Account Values	$604	$137	$—	$—	$741

NAR, gross	$51	$13	$—	$—	$64

NAR, net of amounts reinsured(1)	$51	$13	$—	$—	$64

Average attained age of policyholders (in years)	61.3	62.8	0.0	0.0	61.6
Percentage of policyholders over age 70	14.3%	17.0%	—%	—%	14.8%
Range of contractually specified interest rates	N/A	N/A	N/A	T+ 200bps	T+ 200bps

Variable annuity contracts with GMIB features
Account Values invested in:
General Account	$—	$—	$—	$—	$—
Separate Accounts	—	—	679	—	679

Total Account Values	$—	$—	$679	$—	$679

NAR, gross(1)	$—	$—	$—	$—	$—

NAR, net of amounts reinsured(1)	$—	$—	$—	$—	$—

Average attained age of policyholders (in years)	N/A	N/A	64.6	0.0	64.6
Weighted average years remaining until annuitization	N/A	N/A	9.6	0	9.6
Range of contractually specified interest rates	N/A	N/A	T+200bp	N/A	T+ 200bps

(1)	Amounts reported for NAR are $0 million as the values are less than $1 million at December 31, 2022.

Separate Accounts Investments by Investment Category Underlying Variable Annuity Contracts with GMDB and GMIB Features

The total Account Values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB features. The investment performance of the assets impacts the related Account Values and, consequently, the NAR associated with the GMDB and GMIB benefits and guarantees. Because the Company’s variable annuity contracts offer both GMDB and GMIB features, GMDB and GMIB amounts are not mutually exclusive.

Investment in Variable Insurance Trust Mutual Funds

	December 31, 2022		December 31, 2021
Mutual Fund Type	GMDB	GMIB	GMDB	GMIB
	(in millions)
Equity	$57	$8	$27	$5
Fixed income	13	2	6	2
Balanced	613	667	238	263
Other	13	2	1	—

Total	$696	$679	$272	$270

Hedging Programs for GMDB and GMIB Features

The Company has a program intended to hedge certain risks associated first with the GMDB feature and with the GMIB feature of the Retirement Cornerstone series of variable annuity products.This program utilizes derivative contracts, such as exchange-traded equity and interest rate futures contracts as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits’ exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on these products to the extent such risks are not externally reinsured.

These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net derivative gains (losses) in the period in which they occur, and may contribute to income (loss) volatility.

Variable and Interest-Sensitive Life Insurance Policies — NLG

The NLG feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The NLG remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

The change in the NLG liabilities, reflected in future policy benefits and other policyholders’ liabilities in the balance sheets, is summarized in the table below.

	Direct Liability	Reinsurance Ceded	Net
	(in millions)
Balance, January 1, 2020	$4	$(2)	$2
Paid guarantee benefits	—	—	—
Other changes in reserves	2	(1)	1

Balance, December 31, 2020	6	(3)	3
Paid guarantee benefits	—	—	—
Other changes in reserves	—	—	—

Balance, December 31, 2021	6	(3)	3
Paid guarantee benefits	—	—	—
Other changes in reserves	1	—	1

Balance, December 31, 2022	$7	$(3)	$4

8)	REINSURANCE

The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

The following table summarizes the effect of reinsurance:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Direct premiums	$272	$201	$149
Reinsurance assumed	—	—	1
Reinsurance ceded	(49)	(44)	(44)

Premiums	$223	$157	$106

Direct charges and fee income	$336	$333	$323
Reinsurance ceded	(37)	(58)	(62)

Policy charges and fee income	$299	$275	$261

Direct policyholders’ benefits	$417	$402	$360
Reinsurance ceded	(117)	(163)	(176)

Policyholders’ benefits	$300	$239	$184

Direct interest credited to policyholders’ account balances	$102	$139	$148
Reinsurance ceded	(12)	(57)	(58)

Interest credited to policyholders’ account balances	$90	$82	$90

Ceded Reinsurance

In 2013, the Company entered into the Reinsurance Agreement with Protective to reinsure an in-force book of life insurance and annuity policies written prior to 2004. In addition to the Reinsurance Agreement, the Company entered into a long-term administrative services agreement with Protective whereby Protective will provide all administrative and other services with respect to the reinsured business.

For business not reinsured with Protective, the Company generally reinsures its variable life and interest-sensitive life insurance policies on an excess of retention basis. In 2021, the Company generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to die policies. For amounts applied for in excess of those limits, reinsurance is ceded to Equitable Financial up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to die policies. For amounts issued in excess of these limits, reinsurance is typically obtained from unaffiliated third parties. These reinsurance arrangements obligate the reinsurers to pay a portion of any death claim in excess of the amount the Company retains in exchange for an agreed-upon premium.

Equitable America has a quota share arrangement with AXA Global Re (formerly AXA Cessions), assuming a percentage of excess Life/Disability/A&H business. The contract is now closed to new business.

Beginning in 2015, group short and long-term disability is being reinsured with Group Reinsurance Plus (GRP) via a quota share arrangement.

For reinsurance agreements with affiliates, see “Related Party Transactions” in Note 9 of the Notes to these Financial Statements.

9)	RELATED PARTY TRANSACTIONS

Parties are considered to be related if one party has the ability to control or exercise significant influence over the other party in making financial or operating decisions. The Company has entered into related party transactions that are described herein.

Equitable Financial term insurance contracts outside of New York that allow policyholders to convert their policies into permanent life insurance contracts are fulfilled by the Company upon conversion. As part of fulfillment the Company takes on additional mortality risks, and accordingly is compensated for the expected adverse mortality cost and additional expenses incurred in fulfilling Equitable Financial’s term conversion obligations. Under this agreement that commenced in 2022, Equitable Financial paid the Company $22 million during the year then ended.

On December 31, 2021, the Company entered into administrative agreements with EIMG and EIM where the Company provides certain administrative services to EIMG and EIM related to the establishment and maintenance of the Separate Accounts, shareholder servicing, customer support, and other similar services. The administrative fees are recorded in investment management and service fees. During the year ended December 31, 2022, the Company recorded fees earned from EIMG and EIM of $12 million.

On May 14, 2021, the Company transferred its investment in AB to its parent EFS as a non-cash dividend (non-cash financing activity for purposes of cash flow), which subsequently distributed such units to Holdings. The units were transferred at their carrying value of $61 million.

Under Equitable America’s service agreement with Equitable Financial, personnel services, employee benefits, facilities, supplies and equipment are provided to Equitable America to conduct its business. The associated costs related to the service agreement are allocated to Equitable America based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support Equitable America. As a result of such allocations, Equitable America incurred expenses of $116 million, $132 million, and $133 million during years ended December 31, 2022, 2021 and 2020, respectively.

Equitable America incurred distribution fee charges from Equitable Network, LLC of $138 million, $136 million, and $90 million in years ended December 31, 2022, 2021 and 2020, respectively, and from Equitable Distributors, LLC of $82 million, $59 million, and $55 million in years ended December 31, 2022, 2021 and 2020, respectively, for distributing Equitable America’s products.

In addition to the Equitable Financial service agreement, Equitable America has various other service and investment advisory agreements with AB. The amount of expenses incurred by Equitable America related to these agreements were $3 million, $2 million, and $2 millionfor years ended December 31, 2022, 2021 and 2020, respectively.

Equitable America cedes a portion of its life business through excess of retention treaties to Equitable Financial on a yearly renewal term basis and reinsured the no-lapse guarantee riders through EQ AZ Life Re Company on a 90% first dollar quota share basis. The letter of credit amount as of December 31, 2022 was $45 million and is guaranteed by Holdings. Premiums ceded from the above mentioned affiliated reinsurance transactions during years ended December 31, 2022, 2021 and 2020, were $8 million, $7 million and $6 million, respectively. There were no claims ceded for any of the years.

10)	SHARE-BASED COMPENSATION PROGRAMS

Certain employees of Equitable Financial who perform services for the Company participate in various share-based payment arrangements sponsored by Equitable Financial or Holdings. The Company was allocated $3 million, $3 million, and $3 million of compensation costs, included in compensation and benefits in the statements of income (loss), for share-based payment arrangements during the years ended December 31, 2022, 2021, and 2020, respectively.

11)	INCOME TAXES

A summary of the income tax (expense) benefit in the statements of income (loss) follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)

Income tax (expense) benefit:
Current (expense) benefit	$—	$—	$40
Deferred (expense) benefit	8	7	(11)

Total	$8	$7	$29

The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 21% . The sources of the difference and their tax effects are as follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Expected income tax (expense) benefit	$10	$6	$8
Non-taxable investment income	2	1	1
Valuation allowance	(4)	—	—
Tax settlements/uncertain tax position release	—	—	8
Change in tax law	—	—	12

Income tax (expense) benefit	$8	$7	$29

On March 27 2020, in response to the COVID-19 pandemic, the Coronavirus AID, Relief, and Economic Security (CARES) Act was signed into law. Under the CARES Act, Net Operating Losses arising in tax years beginning after December 31, 2017 and before January 1, 2021 may be carried back five years. The impact on the Company’s financial statement was a tax benefit of $12 million.

During the fourth quarter of 2020, the Company agreed to the Internal Revenue Service’s Revenue Agent’s Report for its consolidated 2010 through 2013 Federal corporate income tax returns. The impact on the Company’s financial statements and unrecognized tax benefits was a tax benefit of $8 million.

The components of the net deferred income taxes are as follows:

	December 31,
	2022		2021
	Assets	Liabilities	Assets	Liabilities
	(in millions)
Net operating loss and credits	$17	$—	$24	$—
Reserves and reinsurance	255	—	195	—
DAC	—	112	—	66
Unrealized investment gains (losses)	82	—	—	27
Investments	—	132	—	131
Other	16	—	24	—
Valuation allowance	(85)	—	—	—

Total	$285	$244	$243	$224

During the fourth quarter of 2022, the Company established a valuation allowance of $85 million against its deferred tax assets related to unrealized capital losses in the available for sale securities portfolio. When assessing recoverability, the Company considers its ability and intent to hold the underlying securities to recovery. The recent increase in interest rates caused the portfolio to swing to an unrealized loss position. Due to the potential need for liquidity in a macro stress environment, the Company does not currently have the intent to hold the underlying securities to recovery. Based on all available evidence, as of December 31, 2022, the Company concluded that a valuation allowance should be established on the deferred tax assets related to unrealized tax capital losses, net of realized capital gains, that are not more-likely-than-not to be realized.

The Company has Federal net operating loss carryforwards of $55 million and $100 million, for the years ending December 31, 2022 and 2021, respectively, which do not expire.

A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Balance at January 1,	$1	$1	$4
Additions for tax positions of prior years	—	—	—
Reductions for tax positions of prior years	—	—	(3)
Additions for tax positions of current year	—	—	—
Settlements with tax authorities	—	—	—

Balance at December 31,	$1	$1	$1

Unrecognized tax benefits that, if recognized, would impact the effective rate	$1	$1	$1

It is reasonably possible that the total amount of unrecognized tax benefits will change within the next 12 months due to the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

As of December 31, 2022, tax years 2014 and subsequent remain subject to examination by the IRS.

12)	EQUITY

AOCI represents cumulative gains (losses) on items that are not reflected in net income (loss). The balances as of December 31, 2022 and 2021 follow:

	December 31,
	2022	2021
	(in millions)
Unrealized gains (losses) on investments	$(355)	$86

Accumulated other comprehensive income (loss)	$(355)	$86

The components of OCI, net of taxes for the years ended December 31, 2022, 2021 and 2020, follow:

	Year Ended December 31,
	2022	2021	2020
	(in millions)
Change in net unrealized gains (losses) on investments:
Net unrealized gains (losses) arising during the period(1)	$(495)	$(90)	$117
(Gains) losses reclassified into net income (loss) during the period(2)	6	(3)	(3)

Net unrealized gains (losses) on investments	(489)	(93)	114
Adjustments for policyholders’ liabilities, DAC, insurance liability loss recognition and other	48	43	(26)

Other comprehensive income (loss), net of adjustments (net of deferred income tax expense (benefit) of ($14), $13, and $24)	(441)	(50)	88

Other comprehensive income (loss)	$(441)	$(50)	$88

(1)

For 2022, unrealized gains (losses) arising during the period is presented net of a valuation allowance of $81 million established during the fourth quarter of 2022. The Company established the valuation allowance against its deferred tax assets related to unrealized capital losses in the available for sale securities portfolio. See Note 11 of the Notes to these Financial Statements for details on the valuation allowance.

(2)

See “Reclassification adjustment” in Note 3 of the Notes to these Financial Statements. Reclassification amounts presented net of income tax expense (benefit) of ($1) million, $1 million, and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Investment gains and losses reclassified from AOCI to net income (loss) primarily consist of realized gains (losses) on sales and credit losses of AFS securities and are included in total investment gains (losses), net on the statements of income (loss). Amounts presented in the table above are net of tax.

13)	COMMITMENTS AND CONTINGENT LIABILITIES

Litigation

Litigation, regulatory and other loss contingencies arise in the ordinary course of the Company’s activities. The Company is a defendant in litigation matters arising from the conduct of its business. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice permits considerable variation in the assertion of monetary damages and other relief. Claimants are not always required to specify the monetary damages they seek, or they may be required only to state an amount sufficient to meet a court’s jurisdictional requirements. Moreover, some jurisdictions allow claimants to allege monetary damages that far exceed any reasonably possible verdict. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim often bears little relevance to the merits or potential value of a claim.

The outcome of a litigation or regulatory matter is difficult to predict, and the amount or range of potential losses associated with these or other loss contingencies requires significant management judgment. It is not possible to predict the ultimate outcome or to provide reasonably possible losses or ranges of losses for all pending regulatory matters, litigation and other loss contingencies. While it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company’s financial position, based on information currently known, management believes that neither the outcome of pending litigation and regulatory matters, nor potential liabilities associated with other loss contingencies, are likely to have such an effect. However, given the large and indeterminate amounts sought in certain litigation and the inherent unpredictability of all such matters, it is possible that an adverse outcome in certain of the Company’s litigation or regulatory matters, or liabilities arising from other loss contingencies, could, from time to time, have a material adverse effect upon the Company’s results of operations or cash flows in a particular quarterly or annual period.

For some matters, the Company is able to estimate a range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses. As of December 31, 2022, the Company estimates the aggregate range of reasonably possible losses, in excess of any amounts accrued for these matters as of such date, to be up to approximately $5 million.

For other matters, the Company is currently not able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from plaintiffs and other parties, investigation of factual allegations, rulings by a court on motions or appeals, analysis by experts and the progress of settlement discussions. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and regulatory contingencies and updates the Company’s accruals, disclosures and reasonably possible losses or ranges of loss based on such reviews.

Guarantees and Other Commitments

The Company has no outstanding commitments under existing mortgage loans or mortgage loan commitment agreements at December 31, 2022.

14)	INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

For 2022, 2021 and 2020, respectively, Equitable America’s statutory net income (loss) totaled ($21) million, ($44) million and ($20) million. Statutory surplus, Capital stock and AVR totaled $420 million and $338 million as of December 31, 2022 and 2021, respectively. As of December 31, 2022, Equitable America, in accordance with various government and state regulations, had $8 million of securities on deposit with such government or state agencies.

Dividend Restrictions

As a domestic insurance subsidiary regulated by the insurance laws of Arizona, Equitable America is subject to restrictions as to the amounts the Company may pay as dividends and amounts the Company may repay of surplus notes to EFS.

Under Arizona Insurance Law, a domestic life insurer may without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. Based on this formula, the Company would not be permitted to pay ordinary shareholder dividends during 2022. Any payment of a dividend would require the Company to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution.

On April 13, 2021, the Company was granted permission by the Arizona Department of Insurance and Financial Institutions to pay an extraordinary distribution of its 2.6 million AB units to its parent, EFS. On May 14, 2021, the Company recorded the transfer of the units as a return of capital at its carrying value of $61 million.

Intercompany Reinsurance

Equitable America reinsured the no lapse guarantee riders contained in certain variable and interest-sensitive life policies to EQ AZ Life Re. Equitable America receives statutory reserve credits for reinsurance treaties with EQ AZ Life Re to the extent EQ AZ Life Re held letters of credit $45 million at December 31, 2022 and 2021. These letters of credit were guaranteed by Holdings.

Prescribed and Permitted Accounting Practices

As of December 31, 2022 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the Arizona Department of Insurance and Financial Institutions and those prescribed by NAIC Accounting Practices and Procedures effective as of December 31, 2022.

Differences between Statutory Accounting Principles and U.S. GAAP

Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with SAP and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders’ account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein L.P. (“AllianceBernstein”) under SAP reflects a portion of the market value change rather than the equity in the underlying net assets as required under U.S.GAAP; (g) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP; (h) the fair valuing of all acquired assets and liabilities including intangible assets required for U.S. GAAP purchase accounting is not recognized in SAP; (i) reserves and reinsurance recoverables on unpaid claims on reinsured business are netted in aggregate reserves and the liability for life policy claims, respectively, under SAP while under U.S. GAAP these reinsured amounts are reflected as an asset; (j) under SAP, premiums, regardless of policy type, are recognized when due and include the change in the deferred premium asset while under U.S. GAAP revenue recognition varies by product type and does not include the change in deferred premiums; and (k) derivatives unrealized gains and losses recognized in surplus under SAP but in income under U.S. GAAP.

15)	UNPAID CLAIM AND CLAIM EXPENSES

The liability for unpaid claims and claim expenses as of December 31, 2022 and 2021 is as follows:

Liability for Unpaid Claims and Claim Expenses

	December 31,
	2022	2021
	(in millions)
Gross Balance at January 1,	$78	$40
Less Reinsurance	23	15

Net Balance at January 1,	55	25

Incurred Claims (net) Related to:
Current Period	190	139
Prior Period	(6)	11

Total Incurred	184	150

Paid Claims (net) Related to:
Current Period	131	101
Prior Period	34	19

Total Paid	165	120

Net Balance at December 31,	74	55
Add Reinsurance	36	23

Gross Balance at December 31,	$110	$78

The table below presents incurred claims development as of December 31, 2022, net of reinsurance, cumulative claims frequency, and the total incurred but not reported liability (“IBNR”) for Equitable America’s long-term disability business:

	2022	2021	2020	2019	2018	2017	IBNR	Claim Frequency
	(in millions)
Long-term Disability
Incurral Year
2017	$2	$1	$2	$2	$2	$2		113
2018	4	4	4	4	5			191
2019	5	5	6	7				265
2020	8	9	10					371
2021	16	16						648
2022	22						$8	392

Cumulative LTD Incurred Claims	$57	$35	$22	$13	$7	$2	$8

The table below presents incurred claims development as of December 31, 2021, net of reinsurance, cumulative claims frequency, and total IBNR for Equitable America’s long-term disability business:

	2021	2020	2019	2018	2017	IBNR	Claim Frequency
Long-term Disability
Incurral Year
2017	$1	$2	$2	$2	$2		113
2018	4	4	4	5			191
2019	5	6	7				265
2020	9	10					371
2021	16					$5	391

Cumulative LTD Incurred Claims	$35	$22	$13	$7	$2	$5

The claim frequency for long-term disability represents the number of unique claim events for which benefit payments have been made. Claim events are identified using a unique claimant identifier and incurral date (claim event date). Thus, if an individual has multiple claims for different disabling events (and thus different disability dates), each will be reported as a unique claim event. However, if an individual receives multiple benefits under more than one policy (for example, supplementary disability benefits in addition to the base policy), we treat it as a single claim occurrence because they are related to a single claim event. Claim frequency is expected to be lower for the most recent incurral year because claimants have to satisfy elimination period before being eligible for benefits. The historical claim payout pattern for the long-term disability for the years presented in the development table is not available because this is a relatively new line of business.

Equitable America discounts long-term disability liabilities as benefit payments are made over extended periods. Discount rate assumptions for these liabilities are based on the best estimate GAAP rates by year of incurral.

The following table reconciles the long-term disability net incurred claims development table to the liability for unpaid claims and claim expenses in the Company’s balance sheet as of December 31, 2022 and 2021:

	December 31,
	2022	2021
	(in millions)
Long-Term Disability Claim Development Table, net of reinsurance
Undiscounted LTD Incurred Claims, net of reinsurance	$57	$35
Subtract Cumulative LTD Paid Claims, net of reinsurance	(21)	(12)
Subtract Impact of LTD Discounting, net of reinsurance	(4)	(3)

LTD liabilities for unpaid claim and claim expense, net of reinsurance	$32	$20

Unpaid Claims and Claim Expenses, net of reinsurance
LTD liabilities for unpaid claim and claim expense, net of reinsurance	$32	$20
Other short-duration contracts, net of reinsurance	42	35

Total liabilities for unpaid claim and claim expense, net of reinsurance	$74	$55

Reinsurance Recoverable on unpaid claims
Long-term disability	$33	$21
Other short-duration contracts	3	2

Total Reinsurance Recoverable	$36	$23

Total liability for unpaid claim and claim expense	$110	$78

16)	REVENUES FROM EXTERNAL CUSTOMERS

Revenue from external customers, by product, is shown in the table that follows:

	December 31,
	2022	2021	2020
	(in millions)
Individual Variable Annuity Products
Premiums	$—	$—	$—
Fees	13	2	—
Others	2	3	3

Total	$15	$5	$3

Life Insurance Products
Premiums	$—	$—	$1
Fees	343	310	284
Others	1	2	2

Total	$344	$312	$287

Employee Benefit Products
Premiums	$223	$157	$105
Fees	—	—	—
Others	1	—	—

Total	$224	$157	$105

17)	REVISION OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

During the quarter ended June 30, 2022, the Company identified an error in its statement of cash flows for the years ended December 31, 2021 and 2020, respectively. Specifically, the Company incorrectly classified certain deposits and withdrawals of policyholders’ account balances as operating net cash inflows rather than financing net cash inflows. In connection with the Company’s evaluation of this cash flow error during the quarter ended June 30, 2022, management, in accordance SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, determined to revise previously issued financial statements to correctly present cash flows associated with deposits and withdrawals of policyholders’ account balances.

In addition, during the quarter ended September 30, 2022, the Company identified additional errors primarily related to the calculation of the deferred cost of reinsurance amortization. Specifically, the deferred cost of reinsurance as reflected on the balance sheet was overstated and operating expenses (deferred cost amortization) was understated commencing in the quarter ended December 31, 2019 with a cumulative impact of $14 million pre-tax. In accordance SAB No. 108, management evaluated the impact of this error and concluded that previously issued financial statements were not materially misstated; however, the cumulative impact would be material to the quarter ended September 30, 2022 and annual period ending December 31, 2022 and accordingly, determined to revise previously reported financial statements for years ended December 31, 2021, 2020 and 2019 and for the three-month periods ended March 31, 2022 and 2021 and June 30, 2022 and 2021 and for the six-months periods ended June 30, 2022 and June 2021. As a result of the determination to revise previously issued financial statements for the amortization matter discussed above, management also has corrected other previously identified but uncorrected errors and errors recorded in incorrect periods including, (a) balance sheet gross up errors resulting from incorrectly calculating reserves relating to business which has been 100% ceded to reinsurers resulting in corrections to Future policy benefits and other policyholders’ liabilities and Amounts due from reinsurers; (b) the classification of a preferred stock investment of $25 million from available for sale debt securities to equity securities and present previously recorded unrealized losses as net investment income (loss) rather than as a component of other comprehensive income in the amount of $2 million; and, (c) other immaterial errors.

The following tables present line items for prior period impacted financial statements that have been affected by the errors discussed above:

	December 31, 2021
	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Balance Sheets:
Amounts due from reinsurers	$1,136	$(13)	$1,123
Current and deferred income taxes	15	2	17
Other assets	57	(11)	46

Total Assets	$8,235	$(22)	$8,213

Future policy benefits and other policyholders’ liabilities	$470	$(13)	$457

Total Liabilities	7,527	(13)	7,514
Additional paid-in capital	679	1	680
Accumulated deficit	(60)	(10)	(70)
Accumulated other comprehensive income (loss)	86	—	86

Total Equity	708	(9)	699

Total Liabilities and Equity	$8,235	$(22)	$8,213

	Year Ended December 31, 2021			Year Ended December 31, 2020
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Statements of Income (Loss)
Net investment income (loss)	$90	$(2)	$88	$83	$3	$86

Total revenues	535	(2)	533	443	3	446

BENEFITS AND OTHER DEDUCTIONS
Compensation and benefits	35	1	36	35	—	35
Other operating costs and expenses	96	6	102	83	4	87

Total benefits and deductions	553	7	560	481	4	485

Income (loss) from continuing operations, before income taxes	(18)	(9)	(27)	(38)	(1)	(39)
Income tax (expense) benefit from continuing operations	5	2	7	29	—	29

Net income (loss) from continuing operations	(13)	(7)	(20)	(9)	(1)	(10)

Net income (loss)	$(13)	$(7)	$(20)	$(9)	$(1)	$(10)

	Year Ended December 31,
	2021			2020
	As Previously Reported	Impact of Revisions	As Revised	As Previously Reported	Impact of Revisions	As Revised
	(in millions)
Statements of Comprehensive Income (Loss)
Net income (loss)	$(13)	$(7)	$(20)	$(9)	$(1)	$(10)
Change in unrealized gains (losses), net of reclassification adjustment	(52)	2	(50)	90	(2)	88

Other comprehensive income	(52)	2	(50)	90	(2)	88

Comprehensive income (loss)	$(65)	$(5)	$(70)	$81	$(3)	$78

	Year Ended December 31,
	2021			2020
Statements of Equity:	As Previously Reported	Impact of Revision	As Revised	As Previously Reported	Impact of Revision	As Revised
	(in millions)
Other	$(2)	$1	$(1)	$4	$—	$4

Additional paid-in capital, end of year	679	1	680	692	—	692

Accumulated Deficit, beginning of year	(47)	(3)	(50)	(38)	(2)	(40)
Net income (loss)	(13)	(7)	(20)	(9)	(1)	(10)

Accumulated Deficit, end of year	(60)	(10)	(70)	(47)	(3)	(50)

Accumulated other comprehensive income (loss), beginning of year	138	(2)	136	48	—	48
Other comprehensive income (loss)	(52)	2	(50)	90	(2)	88

Accumulated other comprehensive income (loss), end of year	86	—	86	138	(2)	136

Total equity, end of year	$708	$(9)	$699	$786	$(5)	$781

	Year Ended December 31,
	2021			2020
	As Reported	Impact of Revision	As Revised	As Reported	Impact of Revision	As Revised
	(in millions)
Statements of Cash Flows:
Cash flow from operating activities:
Net income (loss)	$(13)	$(7)	$(20)	$(9)	$(1)	$(10)
Future policy benefits	20	4	24	34	(17)	17
Reinsurance recoverable	19	(139)	(120)	19	(127)	(108)
Current and deferred income taxes	25	(1)	24	(28)	—	(28)
Other, net	(13)	9	(4)	(10)	1	(9)

Net cash provided by (used in) operating activities	(250)	(135)	(385)	(205)	(144)	(349)

Cash flows from financing activities:
Deposits	776	(139)	637	712	(135)	577
Withdrawals	(364)	274	(90)	(357)	279	(78)

Net cash provided by (used in) financing activities	$415	$135	$550	$667	$144	$811

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE I

SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES

AS OF DECEMBER 31, 2022

	Cost(1)	Fair Value	Carrying Value
	(in millions)
Fixed maturities, AFS:
U.S. government, agencies and authorities	$14	$13	$13
State, municipalities and political subdivisions	43	34	34
Public utilities	300	253	253
All other corporate bonds	2,117	1,805	1,805
Residential mortgage-backed	8	6	6
Asset-backed	43	41	41
Commercial mortgage-backed	81	66	66

Total fixed maturities, AFS	2,606	2,218	2,218
Mortgage loans on real estate(2)	17	15	17
Policy loans	244	248	244
Other equity investments	20	19	19
Other invested assets	47	47	47

Total Investments	$2,934	$2,547	$2,545

(1)

Cost for fixed maturities represents original cost, reduced by repayments and write-downs and adjusted for amortization of premiums or accretion of discount; cost for equity securities represents original cost reduced by write-downs.

(2)	Carrying value for mortgage loans on real estate represents original cost adjusted for amortization of premiums or accretion of discount and reduced by credit loss allowance.

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

SCHEDULE IV

REINSURANCE (1)

AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2022, 2021 AND 2020

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
	(in millions)
2022
Life insurance in-force	$100,944	$17,100	$—	$83,844	—%

Premiums:
Life insurance and annuities	$104	$22	$—	$82	—%
Accident and health	168	27	—	141	—%

Total premiums	$272	$49	$—	$223	—%

2021
Life insurance in-force	$93,301	$18,697	$—	$74,604	—%

Premiums:
Life insurance and annuities	$85	$24	$—	$61	—%
Accident and health	116	20	—	96	—%

Total premiums	$201	$44	$—	$157	—%

2020
Life insurance in-force	$82,162	$22,785	$766	$60,143	1.3%

Premiums:
Life insurance and annuities	$77	$30	$1	$48	3.0%
Accident and health	72	14	—	58	—%

Total premiums	$149	$44	$1	$106	0.9%

(1)	Includes amounts related to the discontinued group life and health business.